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                                                                   Exhibit 10.16
                                                                  EXECUTION COPY



                               SECOND AMENDMENT
                               ----------------
                                       TO
                                       --
                              FINANCING AGREEMENT
                              -------------------




        This Second Amendment to Financing Agreement (the "Amendment") is made as of the 14th day of April, 1998, by and between Specialty Chemical Resources, Inc., a Delaware corporation ("Borrower") and Star Bank, National Association, a national banking association ("Bank").

                                  WITNESSETH:


        WHEREAS, Borrower and Bank have entered into that certain Financing Agreement, dated as of September 18, 1996, as amended by that First Amendment to Financing Agreement dated as of May 22, 1997 (the "Financing Agreement"), pursuant to which Bank has made certain financial accommodations available to Borrower;

        WHEREAS, Borrower hereby acknowledges that it is currently in default of certain financial and other covenants under the Financing Agreement and that it has discussed with Bank Borrower's need for additional capitalization in the form of an equity investment, subordinated debt or other form of credit support;

        WHEREAS, Borrower hereby acknowledges that it has committed to Bank
(a) that Borrower will deliver to Bank a plan, satisfactory to Bank in its sole discretion (the "Capitalization Plan"), detailing the amount, source and form of such additional capitalization no later than April 30, 1998, (b) that Borrower will have fully consummated the acquisition of such additional capitalization no later than May 20, 1998, and (c) that, notwithstanding any provision, covenants, term or agreement to the contrary set forth in the Financing Agreement as amended hereby, it will constitute an Event of Default under the Financing Agreement if Borrower shall not timely perform either or both covenants as set forth in this paragraph;

        WHEREAS, Borrower and Bank desire to amend the Financing Agreement as hereinafter set forth;

        NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Bank and Borrower do hereby agree as follows:



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                                                                  EXECUTION COPY



SECTION 1. DEFINED TERMS.
-------------------------

        Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Financing Agreement.

SECTION 2. AMENDMENT TO SECTION 15.8 OF THE FINANCING AGREEMENT.
---------------------------------------------------------------

        SECTION 15.8, FEES AND EXPENSES shall be hereby amended by deleting the following sentence in its entirety where the same appears in said Section:

        The number of audits referred to in CLAUSE (IV) of the first sentence of this SECTION 15.8 shall be limited to no more than four (4) such audits per calendar year and the amount payable by Borrower for each such audit shall not exceed Two Thousand Four Hundred Dollars ($2,400) plus the out-of-pocket expenses of each auditor or field examiner and no more than three (3) auditors or field examiners shall be used in connection with each such audit; PROVIDED, HOWEVER, that if an Event of Default occurs, such limitations shall no longer apply.


SECTION 3. AMENDMENTS TO EXHIBIT L TO FINANCING AGREEMENT.
----------------------------------------------------------


                SCHEDULE L of the Financing Agreement shall be amended by deleting existing EXHIBIT L in its entirety and substituting in place thereof the following EXHIBIT L.


                                   EXHIBIT L
                                   ----------

                             I. Financial Covenants
                                --------------------

FINANCIAL COVENANTS. Borrower agrees that it shall

(A) CAPITAL EXPENDITURES. Not make capital expenditures (including, but not by way of limitation, expenditures for fixed assets or leases capitalized or required to be capitalized on Borrower's books by purchase, lease-purchase agreement, option or otherwise) in an aggregate amount exceeding $1,000,000 for the fiscal year ending December 31, 1997 and $1,000,000 for each fiscal year, thereafter. No capital expenditures are permitted to exceed $300,000 from the closing date through December 31, 1996.

(B) EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION, AND AMORTIZATION (EBITDA). Not permit Borrower's Earnings Before Interest, Taxes, Depreciation, and Amortization ("EBITDA") to be less than the following amounts for the following periods:


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                                                                  EXECUTION COPY


          EBITDA                                   Periods
          ------                                   -------
        $1,100,000                 Fiscal year to date as of 9/30/96
        $1,600,000                 Fiscal year to date as of 12/31/96
        $525,000                   Fiscal year to date as of 03/31/97
        $1,300,000                 Fiscal year to date as of 06/30/97
        $2,300,000                 Fiscal year to date as of 09/30/97
        $821,000                   Fiscal year to date as of 12/31/97
        $292,000                   Fiscal year to date as of 03/31/98


(C) FIXED CHARGE COVERAGE RATIO. Not permit Borrower's ratio of EBITDA to its Fixed Charges ("Fixed Charge Coverage Ratio") to be less than the following:

     Fixed Charge Coverage Ratio                       Period
     ---------------------------                       ------

        1.00 to 1.00                         01/01/96 to 09/30/96
        1.10 to 1.00                         10/01/96 to 12/31/96
        1.20 to 1.00                         01/01/97 to 06/30/97
        1.20 to 1.00                         01/01/97 to 09/30/97
         .31 to 1.00                         01/01/97 to 12/31/97
         .59 to 1.00                         01/01/98 to 03/31/98


(D) TANGIBLE NET WORTH. Not permit Borrower's tangible net worth to be less than the following amounts at any time by and after the following periods:

       Tangible Net Worth                      Date
       ------------------                      ----
        $6,600,000                            Closing
        $7,200,000                            12/31/96
        $7,350,000                            03/31/97
        $8,500,000                            05/31/97
        $8,500,000                            06/30/97
        $9,200,000                            09/30/97
        $8,150,000                            12/31/97
        $7,800,000                            03/31/98 and thereafter


(E) RATIO OF TOTAL LIABILITIES TO TANGIBLE NET WORTH. Not permit Borrower's ratio of Total Liabilities to Tangible Net Worth to exceed the following ratios on or after the following dates:


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                                                                  EXECUTION COPY



(E)     Ratio Of Total Liabilities To
        -----------------------------
           Tangible Net Worth                             Date
           ------------------                             ----
                  2.50 To 1.00                         Closing to 12/31/96
                  2.20 to 1.00                         01/01/97 to 04/30/97
                  2.40 to 1.00                                05/31/97
                  2.40 to 1.00                                06/30/97
                  2.20 to 1.00                                09/30/97
                  2.99 to 1.00                                12/31/97
                  3.24 to 1.00                        03/31/98 and thereafter


                     II. Definitions to Financial Covenants
                     --------------------------------------

(A) The term "EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION, AND AMORTIZATION" or "EBITDA" for purposes of this EXHIBIT L shall mean Borrower's earnings from operations before income taxes, and interest or expense, PLUS depreciation, PLUS amortization of all non-cash charges, all as determined in accordance with generally accepted accounting principles on a FIFO basis, and shall not include any gains from the sale of assets outside the normal course of business or any other gains from extraordinary accounting adjustments or non-recurring items.

(B) The term "FIXED CHARGE" for purposes of this EXHIBIT L shall mean Borrower's cash interest expense, scheduled principal payments on debt, dividends, capitalized lease payments, capital expenditures, prepayments or redemption of principal on subordinated debt, preferred stock or common stock, tax, cash taxes paid.

(C) The term "TANGIBLE WORTH" for purposes of this EXHIBIT L shall mean the total of Borrower's book net worth, as determined in accordance with generally accepted accounting principles, consistently applied, PLUS any debt subordinate to Borrower's debt to Bank, PLUS any preferred stock LESS any assets considered intangible.

(D) The term "TOTAL LIABILITIES" for purposes of this EXHIBIT L, shall include any contingent liabilities and shall have the meaning and be determined in accordance with generally accepted accounting principles consistently applied in accordance with past practice. The portion of any debt subordinate to Borrower's debt to Bank shall be excluded from Total Liabilities.

(E)     The term "EXCESS CASH FLOW" shall mean EBITDA less Fixed Charges.

   III. Revision to Financial Covenants and Effectuating Capitalization Plan
   -------------------------------------------------------------------------

(A) REVISION TO FINANCIAL COVENANTS. Borrower agrees that the Financial Covenants set forth in paragraphs (B) through (E) of Part I of this EXHIBIT L shall be revised, in accordance with the mutual agreement of Bank and Borrower (but subject to the limitation set forth


                                       4

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                                                                  EXECUTION COPY


        in the next sentence), and Borrower will execute and deliver to Bank, no later than May 15, 1998, an agreement setting forth a revised EXHIBIT L, FINANCIAL COVENANTS, to the Financing Agreement and containing such revised covenants. Notwithstanding anything to the contrary, Borrower agrees that (i) in no event shall Borrower's Fixed Charge Ratio, as the same may be so revised, for any period commencing after March 31, 1998 be less than 1.00 to 1.00, and (ii) an Event of Default under the Financing Agreement shall exist and occur in the event Borrower and Bank are not able mutually to agree to the revisions to Financial Covenants as described above.

(B) CAPITALIZATION PLAN. Borrower agrees to provide the Capitalization Plan to Bank, in form and substance satisfactory to Bank in its sole and absolute discretion, no later than April 30, 1998 and to consummate such Capitalization Plan, as determined by the Bank in its sole and absolute discretion, no later than May 20, 1998. Borrower acknowledges that, prior to the effectiveness of this Amendment, certain Events of Default existed under the Financing Agreement and Bank was under no obligation to enter into such Amendment. Consequently, Borrower agrees that (i) under the circumstances, Bank is entitled to exercise its discretion in the manner described above, and (ii) in the event Bank determines, in exercising its sole and absolute discretion, that Borrower shall not have complied with the conditions set forth in this paragraph, an Event of Default shall have occurred under the Financing Agreement.









                                       5







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                                                                  EXECUTION COPY



                       IV. Interest Rate Reduction Tests
                           -----------------------------

                                                                          Applicable Interest
 1)      Fixed Charge Coverage for previous four fiscal quarter period             Rate
 2)      Total Liabilities/Tangible Net Worth
 3)      Tangible Net Worth

 1)      1.30-1.59
         and                                                                    P+1.00%
 2)      1.86-2.00
         and
 3)      $8,000,000 - $8,499,000

 1)      1.60-1.79
         and                                                                    P+0.50%
 2)      1.71-1.85
         and
 3)      $8,500,000 - $8,999,000

 1)      1.80 and greater
         and                                                                    P+0.00%
 2)      Less than 1.70
         and
 3)      $9,000,000 and greater


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                                                                  EXECUTION COPY



                 4. SECTION 10 REPRESENTATIONS AND WARRANTIES.
                    ------------------------------------------

        In order to induce Bank to enter into this Amendment and in addition to all of the representations, warranties and covenants made by Borrower under the Financing Agreement and Loan Documents, Borrower hereby represents, warrants and covenants that, as of the date hereof, any date upon which a Loan is made hereunder, and until the Obligations are fully paid, performed and satisfied, the representations, warranties and covenants set forth in the Financing Agreement and herein are and shall remain true. The Borrower further hereby represents and warrants to Bank as follows:

                4.1 THE AMENDMENT. This Amendment has been duly and validly executed by an authorized executive officer of Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

                4.2 FINANCING AGREEMENT. The Financing Agreement, as amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms. Borrower hereby ratifies and confirms the Financing Agreement as amended by this Amendment.

                4.3 NONWAIVER. Except as specifically set forth in this Amendment, the execution, delivery, performance and effectiveness of this Amendment shall not operate nor be deemed to be nor construed as a waiver (i) of any right, power or remedy of Bank under the Financing Agreement, nor (ii) of any term, provision, representation, warranty or covenant contained in the Financing Agreement or any other documentation executed in connection therewith. Further, except as specifically set forth in this Amendment, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver of any Event of Default under the Financing Agreement as amended by this Amendment.

                4.4 REAFFIRMATION OF REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrower hereby reaffirms and agrees to be bound by all representations, warranties and covenants made or entered into it under the Financing Agreement and under any and all Loan Documents. Borrower hereby represents and warrants to Bank that no Default or Event of Default shall exist as of the date of this Amendment after giving effect to this Amendment and none shall be caused to exist as a result of the execution, delivery and performance by Borrower of this Amendment.

                4.5 REFERENCE TO AND EFFECT ON THE FINANCING AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Financing Agreement to "this Agreement", "hereunder", "hereof', "herein", or words of like import shall mean and be a reference to the Financing Agreement, as amended hereby, and each reference to the Financing Agreement in any other document, instrument or

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                                                                  EXECUTION COPY


        agreement executed and/or delivered in connection with the Financing Agreement shall mean and be a reference to the Financing Agreement, as amended hereby.

                5. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT.
                -----------------------------------------------------------


                In addition to all of the other conditions and agreements set forth herein, the effectiveness of this Amendment is subject to each of the following conditions precedent:

                5.1 AMENDMENT TO FINANCING AGREEMENT. Bank shall have received an original counterpart of this Second Amendment to Financing Agreement executed and delivered by a duly authorized officer of Borrower.

                5.2 RESOLUTIONS. Bank shall have received certified resolutions of Borrower authorizing Borrower to execute, deliver and perform this Amendment.

                5.3 NO MATERIAL ADVERSE CHANGE. There shall have occurred no material and adverse change in the Borrower's assets, liabilities or financial condition since the date of the last Financials delivered by Borrower to Bank nor shall there have been any material damage to or loss of any of Borrower's assets or properties since such date.

                6.      MISCELLANEOUS.
                        --------------

                6.1 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the law of the State of Ohio, without regard to principles of conflict of law.

                6.2 SEVERABILITY. In the event any provision of this Amendment should be invalid, the validity of the other provisions hereof and of the Financing Agreement shall not be affected thereby.

                6.3 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute but one and the same agreement.


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                                                                  EXECUTION COPY


                6.4 CONFESSION OF JUDGMENT. Borrower hereby irrevocably authorizes and empowers any attorney-at law to appear for Borrower in any action upon or in connection with this Amendment or the Financing Agreement, as amended hereby, at any time after the Loans and/or other Obligations become due, as herein provided, in any court in or of the State of Ohio or elsewhere, and waives the issuance and service of process with respect thereto, and irrevocably authorizes and empowers any such attorney-at-law to confess judgment in favor of Bank against Borrower, the amount due thereon or hereon, plus interest as herein provided, and all costs of collection, and waives and releases all errors in said proceedings and judgments and all rights of appeal from the judgment rendered. The Borrower agrees and consents that the attorney confessing judgment on behalf of the Borrower may also be counsel to Bank or any of Bank's Affiliates, waives any conflict of interest which might otherwise arise, and consents to Bank paying such confessing attorney a reasonable legal fee or allowing such attorney's reasonable fees to be paid from the proceeds of Collateral, the Premises or any other security for the Loans and the other Obligations.

        IN WITNESS WHEREOF, Borrower has caused this Second Amendment to Financing Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

        Signed in Cleveland, Ohio on April 14, 1998.

Signed and acknowledged                       SPECIALTY CHEMICAL RESOURCES,
in the presence of:                           INC.

------------------------------------------
Name: /s/ Joan M. Flood                      By: /s/ David F. Spink
     -------------------------------------       ------------------------------


------------------------------------------    Its: Vice President - CFO
Name: /s/ Sue E. Knlick                       ---------------------------------
     -------------------------------------

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                                                                  EXECUTION COPY
STATE OF OHIO      )
                   )  ss:
COUNTY OF CUYAHOGA )

        The foregoing instrument was acknowledged before me this 14th day of April, 1998, by David F. Spink, Chief Financial Officer of Specialty Chemical Resources, Inc., a Delaware corporation, on behalf of the corporation.


                                            /s/ Deborah Talani
                                            -----------------------------------
                                            Notary Public


Accepted at Cincinnati, Ohio
as of April 14, 1998.

STAR BANK, NATIONAL ASSOCIATION

By: /s/ Suzanne Geiger
   ---------------------------------
Its:    Vice President
    --------------------------------

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